UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement

☐  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐  Definitive Information Statement

MERIDIAN WASTE SOLUTIONS, INC.
(Name of Registrant As Specified In Charter)

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MERIDIAN WASTE SOLUTIONS, INC.

12540 Broadwell Road
Suite 2104
Milton, GA 30004

To the Holders of Common Stock of Meridian Waste Solutions, Inc.:

This Information Statement is first being mailed on or about February 13, 2017 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Meridian Waste Solutions, Inc., a New York corporation (the “Company”), as of the close of business on February 9, 2017 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 58.7% of the voting equity of the Company’s Common Stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders, warrant holders and holders of the Company’s preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following action was authorized by written consent of the holders of a majority of our outstanding voting stock: approving the 2016 Equity and Incentive Plan (the “Plan”), for the principal purpose of providing an incentive to designated employees, certain consultants and advisors who perform services for us and non-employee directors to contribute to our growth by continuing to align the interests of participants with the interests of our stockholders.

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.meridianwastesolutions.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer, Chairman

February 3, 2017

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF MERIDIAN WASTE SOLUTIONS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

Meridian Waste Solutions, Inc.
12540 Broadwell Road, Suite 2104
Milton, GA 30004
Tel: (404) 539-1147

INFORMATION STATEMENT
(Preliminary)

February 3, 2017

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of February 9, 2017 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Meridian Waste Solutions, Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On February 2, 2017, the Company received a written consent in lieu of a meeting by the holders of 58.7% of the voting power the Common Stock (the “Majority Stockholder”) authorizing the following action:

●	Approval of the Plan.

On February 2, 2017, the Board presented for approval to the Majority Stockholder the Plan Approval.

On February 2, 2017, the Majority Stockholder approved the Plan Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act.  Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about February 13, 2017.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock held by the Majority Stockholder, the number of shares of Series A Preferred held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Jeffrey Cosman	1,015,897	51	7,716,501	7,716,501	58.7%

ACTION: APPROVAL OF THE 2016 EQUITY AND INCENTIVE PLAN FOR THE PURPOSE OF ENCOURAGING AND ENABLING KEY EMPLOYEES, CONSULTANTS AND NON-EMPLOYEE DIRECTORS TO ACQUIRE A PROPRIETARY INTEREST IN THE COMPANY

This Information Statement contains a brief summary of the material aspects of the action approved by the Board and the Majority Stockholder.

The Plan Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be March 6, 2017.

Effective March 10, 2016, the Board approved, authorized and adopted the 2016 Equity and Incentive Plan (the “ Plan”) and certain forms of ancillary agreements to be used in connection with the issuance of stock and/or options pursuant to the Plan (the “Plan Agreements”). The Plan provides for the issuance of up to 375,000 shares of Common Stock (giving effect to the Company’s 1-for-20 reverse stock split effected on November 3, 2016) through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”) and restricted stock (the “Restricted Stock”) to directors, officers, consultants, attorneys, advisors and employees.

The Plan is our only ongoing plan providing stock-based awards to employees and non-employee directors. In addition to stock-based compensation, the Plan also authorizes the issuance of awards payable in cash. Our ability to provide long-term incentives in the form of equity compensation aligns management’s interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified corporate executives and retain management. Our ability to grant equity compensation has been important to our past success, and we expect it to be crucial to achieving our long-term growth.

Plan Highlights

The essential features of our Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our Plan, which is appended to this Information Statement as Exhibit A.

Options are subject to the following conditions:

(i) The Committee determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the Plan) of the Company’s Common Stock. In the event that the recipient is a Ten Percent Owner (as defined in the Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company.

(ii) The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Company’s Common Stock on the date the Non-qualified Option is granted, unless the Committee, in its sole and absolute discretion, elects to set the exercise price of such Non-qualified Option below Fair Market Value.

(iii) The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv) The Committee may designate the vesting period of Options. In the event that the Committee does not designate a vesting period for Options, the Options will vest in equal amounts on each fiscal quarter of the Company through the five (5) year anniversary of the date on which the Options were granted. The vesting period accelerates upon the consummation of a Sale Event (as defined in the Plan).

(v)  Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

(vi) Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Stock are subject to the following conditions:

(i) The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii) Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the Plan or in the Award Agreement (as defined in the Plan).

Upon a Termination Event (as defined in the Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the Plan).

Purpose

The objective of the Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Plan, the grant to any particular employee is subject to the discretion of the Board, or at the discretion of the Board, or by a committee of the Board, comprised of not less than two directors (such body that administers the Plan, the “Committee”).

The maximum number of shares of our Common Stock that we may issue under the Plan may not exceed 375,000, and no more than 25,000 may be granted as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

Administration

The Plan shall be administered by the Committee.  The Committee shall have the authority and power:

(i)      to select the individuals to whom Awards may from time to time be granted;

(ii)     to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)    to determine and, subject to the Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)     to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)   subject to any restrictions imposed under the Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our Plan and to such other terms and conditions consistent with our Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Compensation Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company’s common stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100%of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares.

Amendment and Termination

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (0(4) of Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. The grant of an incentive stock option under our Plan will not result in any federal income tax consequences to the optionee or us. An optionee recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the purchase price. We are not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the purchase price or (ii) the difference between the fair market value of the stock on the exercise date and the purchase price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and as long as the optionee’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option, i.e., the difference between the fair market value of the shares at the time of exercise and the purchase price, is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A can result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Nonqualified Stock Option. The grant of a nonqualified stock option under our Plan will not result in any federal income tax consequences to the optionee or us. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option purchase price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We will not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Stock Awards. The grant of a stock award will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We will not receive a tax deduction for any such gain.

Recipients of stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such stock awards are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the stock awards are issued.

Stock Units. Recipients of stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the stock units and withholding for employment tax purposes when the stock units vest. Participants willrecognize gain upon the disposition of any shares received upon conversion of the stock units equal to the excess of the amount realized on such disposition over the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Stock units also can be considered nonqualified deferred compensation and subject to Section 409A of the Code. A grant of stock unit that does not meet the requirements of Section 409A of the Code will result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

SARs. Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of the amount realized on such disposition over the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Other equity awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and as long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Dividends and dividend equivalents. Recipients of awards that earn dividends or dividend equivalents recognize ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.

Plan Benefits

The Compensation Committee will make future awards at its discretion, and we therefore cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our executive officers, directors, our executive officers as a group or all of our employees as a group, excluding executive officers).

The above description of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, enclosed herewith as Appendix A.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2015 and 2014 by each of the executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Total
Jeffrey Cosman (1) (2)	2015	$500,000	$7,216,180(3)	$7,716,180
Chief Executive Officer, Director	2014	$574,017	$0	$574,017
Anthony Merante (1)	2015	--	--	--
former Chief Executive Officer, former Chief Financial Officer, former Director	2014	0	0	0
Walter H. Hall, Jr.	2015	--	--	--
President, Chief Operating Officer, Director (4)	2014	--	--	--
Joseph D'Arelli	2015	--	--	--
Chief Financial Officer (5)	2014	--	--	--

(1)	Anthony Merante, former Director, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Corporate Secretary resigned from all positions effective as of October 31, 2014.
(2)
Effective October 31, 2014, Jeffrey S. Cosman was appointed Chief Executive Officer of the Company and Director. All of Mr. Cosman’s salary was accrued for 2014; $187,500 of Mr. Cosman’s salary was accrued for 2015.

(3)	Mr. Cosman received 279,543 shares of Common Stock, having a grant date fair market value of $1.29 per share.
(4)	Mr. Hall was appointed President, Chief Operating Officer and Director on March 11, 2016.
(5)	Mr. D'Arelli was appointed Chief Financial Officer on November 29, 2016.

Option Grants

We did not grant any options to any of our executive officers during the years ended December 31, 2015 and 2014.

Compensation of Directors

During the years ended December 31, 2015 and 2014, our directors did not receive a fee for physical attendance at meetings of the Board of Directors or a committee thereof.

Dissenters’ Rights

Stockholders do not have dissenters’ rights or appraisal rights in connection with the Plan Approval.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholder.

The Plan Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be March 6, 2017.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 2, 2017, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Common Stock Owned Beneficially	Percent of Class (1)	Series A Preferred Stock Owned Beneficially	Percent of Class (2)
Jeffrey Cosman, Chairman, Chief Executive Officer, Chairman 12540 Broadwell Road, Suite 2104 Milton, GA 30004	1,015,897(3)	15.78%(3)	51	100%
Joseph D’Arelli, Chief Financial Officer 12540 Broadwell Road, Suite 2104 Milton, GA 30004	15,000	*%
Walter H. Hall, Chief Operating Officer, Director 12540 Broadwell Road, Suite 2104 Milton, GA 30004	100,350	1.56%		0%
Joseph Ardagna, Director 12540 Broadwell Road, Suite 2104 Milton, GA 30004	1,962	*%
Jackson Davis, Director 12540 Broadwell Road, Suite 2104 Milton, GA 30004	1,962	*%
Thomas Cowee, Director 12540 Broadwell Road, Suite 2104 Milton, GA 30004	1,962	*%
All directors and officers as a group (5 persons)	1,137,133(4)	17.66%(4)	51	100%
5% or greater shareholders
The Goldman Sachs Group, Inc. 200 West Street New York, NY 10282	565,052	8.78	0	0%
	1,702,185	26.44%	51	100%

______________

(1)	Based on a total of 6,438,112 shares of common stock outstanding as of February 2, 2017, except as otherwise indicated.
(2)	Based on a total of 51 shares of Series A Preferred outstanding as of February 2, 2017.
(3)	Includes 1,560 shares owned by Rush The Puck, LLC, a limited liability company in which Mr. Cosman is the majority owner.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Meridian Waste Solutions, Inc., 12540 Broadwell Road, Suite 2104, Milton, Georgia 30004.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Plan Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

 A copy of any public filing is also available, at no cost, by writing to Meridian Waste Solutions, Inc., 12540 Broadwell Road, Suite 2104, Milton, Georgia 30004. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.   By Order of the Board of Directors

/s/ Jeffrey Cosman
Jeffrey Cosman
Chairman and Chief Executive Officer

Dated: February 3, 2017

Appendix A

MERIDIAN WASTE SOLUTIONS, INC.
2016 EQUITY AND INCENTIVE PLAN
SECTION1.                                  GENERAL PURPOSE OF THE PLAN: DEFINITIONS
The name of the plan is the MERIDIAN WASTE SOLUTIONS, INC. 2016 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of MERIDIAN WASTE SOLUTIONS, INC., a New York corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.
The following terms shall be defined as set forth below:
“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.
“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.
“Board” means the Board of Directors of the Company.
“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the granteeís dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the granteeís commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the granteeís failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the granteeís gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the granteeís material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Committee of the Board referred to in Section 2.
“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Companyís securities.
“Disability” means “disability” as defined in Section 422(c) of the Code.
“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).
“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the granteeís base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 daysí notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.
“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
 “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holderís child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holderís household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holderís estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.
“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.
“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.
“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.
“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Companyís outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that any capital raising event, or a merger effected solely to change the Companyís domicile shall not constitute a “Sale Event.”
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individualís status changes from full-time employee to part-time employee or Consultant).
“Shares” means shares of Stock.
“Stock” means the Common Stock, par value $0.025 per share, of the Company.
“Stock Appreciation Right” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.
“Termination Event” means the termination of the Award recipientís Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individualís right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.
SECTION2.
ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;
(iv) to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;
(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and
(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.
(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.
(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneysí fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Companyís governing documents, including its certificate of incorporation or bylaws, or any directorsí and officersí liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.
SECTION3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION
(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 7,500,000 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan.. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 500,000 Shares may be issued pursuant to Incentive Stock Options. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. Beginning on the date that the Company becomes subject to Section 162(m) of the Code, (i) Options with respect to no more than 500,000 Shares shall be granted to any one individual in any calendar year period and (ii) no more than 5,000,000 Shares shall be granted to any one individual in any calendar year period. The value of any Shares granted to a non-employee director of the Company, when added to any annual cash payments or awards, shall not exceed an aggregate value of four hundred thousand dollars ($400,000) in any calendar year.
(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Companyís capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of New York and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.
(i) Options.
(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the“Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.
(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).
(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.
(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.
SECTION4. ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.
SECTION5. STOCK OPTIONS
Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.
(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optioneeís name has been entered on the books of the Company as a stockholder.
(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:
(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;
(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;
(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optioneeís own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Companyís stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.
(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optioneeís Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optioneeís right to exercise such portion of the Stock Option (or the optioneeís representatives and legatees as applicable) in the event of a termination of the optioneeís Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optioneeís Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optioneeís Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optioneeís Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optioneeís termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS.
The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine ñ
(a)            SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.
(b)            The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.
(c)            The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.
(d)            The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.
SECTION 7. RESTRICTED STOCK AWARDS
(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.
(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a granteeís Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.
(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.
SECTION 8. UNRESTRICTED STOCK AWARDS
The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 9. RESTRICTED STOCK UNITS
(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the granteeís name has been entered in the books of the Company as a stockholder.
(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a granteeís right in all Restricted Stock Units that have not vested shall automatically terminate upon the granteeís cessation of Service Relationship with the Company and any Subsidiary for any reason.
SECTION 10.
TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS
(a) Restrictions on Transfer.
(i) Non-Transferability of Stock Options. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optioneeís lifetime, only by the optionee, or by the optioneeís legal representative or guardian in the event of the optioneeís incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferorís own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):
(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.
(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holderís death by the Holderís legal representative shall be subject to the provisions of this Plan, and the Holderís estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.
(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holderís intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holderís notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Companyís stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Companyís stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Companyís Right of Repurchase.
(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.
(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.
(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Companyís assignee or assignees. Upon the Companyís or its assigneeís receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.
(i) Escrow. In order to carry out the provisions of this Section 9 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holderís attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Companyís repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.
(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holderís Shares pursuant to the provisions of Sections 9(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Companyís independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 9(b) or (c), such Sharesshall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.
(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.
(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 9(b) and Section 9(c) (except for the Companyís right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.
SECTION 11. TAX WITHHOLDING
(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Companyís obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock. The Companyís minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.
SECTION 12. SECTION 409A AWARDS.
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the granteeís separation from service, or (ii) the granteeís death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.
SECTION 13. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Boardís or Committeeís authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (0(4) of Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.
SECTION 15. GENERAL PROVISIONS
(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.
(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the granteeís last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 9 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the granteeís last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.
(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Companyís insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the granteeís death or receive any payment under any Award payable on or after the granteeís death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the granteeís estate.
(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).
(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.
SECTION16. EFFECTIVE DATE OF PLAN
The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Companyís articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Companyís stockholders, whichever is earlier.
SECTION17. GOVERNING LAW
This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of New York as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

DATE ADOPTED BY THE BOARD OF DIRECTORS:                                                                                                                       March 10, 2016.

DATE ADOPTED BY THE SHAREHOLDERS:                                                                                                ______________________________.